--------------------------------------------------------------------------------
                                   MORGAN STANLEY
                                    ASIA-PACIFIC
                                     FUND, INC.
--------------------------------------------------------------------------------

                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER


MORGAN STANLEY ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1998, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -9.24% compared to its benchmark (as defined below) return of -7.82%. For the one year ended June 30, 1998 and for the period since the Fund's commencement of operations on August 2, 1994 through June 30, 1998, the Fund's total return, based on net asset value per share, was -39.03% and -33.29%, respectively, compared with -37.90% and -41.46%, respectively, for the benchmark. (The benchmark for investment purposes is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices; Japan, and Combined Asia Free ex-Japan, where the weights are based on the respective market capitalization of these indices at the beginning of each month). On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $6 7/16 representing a 19.0% discount to the net asset value per share.

JAPANESE EQUITY

During the first half of 1998, economic conditions in Japan continued to deteriorate and both sentiment and the markets reflected a "sell Japan" attitude by investors.

In order to solve this weak economic condition, an economic package was announced in April with a 16 trillion yen stimulus program which contained a 12 trillion yen "mamizu" or real new spending. However, this package primarily involved public works programs similar to previous packages and observers were disappointed with the lack of new measures to meaningfully contribute to long-term economic growth. At the same time, the sole currency intervention by the Bank of Japan of more than $10 billion did not have impact on the rapidly weakening yen. Moreover, foreigners and the Japanese public became increasingly frustrated that the Japanese Government did not announce proposals for permanent tax cuts or specific measures to address the non-performing loan issues during the London G7 Summit in May.

In fact, Japan's gross domestic product for fiscal year 1997 resulted in 0.7% growth, the lowest in 23 years and all economic data and leading indicators confirmed the economy was only going from bad to worse. In particular, unemployment rose to 4.1%, the highest on record since 1953, the beginning of this statistic. The Japanese banks' non performing loans remained broadly debated without any clear solution plans. A metaphor for these compounding problems was perhaps the massive selling of shares in Long Term Credit Bank
(LTCB), one of Japan's largest and most established banks. To many observers it meant the market itself requested LTCB to retreat from the financial business. Eventually LTCB announced a merger with Sumitomo Trust to stem a complete collapse in public confidence.

With these conditions mentioned above, investors adopted a "sell Japan" attitude. For example, the yen weakened to 146 against the U.S. dollar and foreign investors in Japanese equities with currency losses became increasingly bearish. Meanwhile, both domestic individual investors and institutions chose a flight to quality into Japanese bonds and massive outflows to non-yen investments gained momentum. As a result, the 10-year Japanese Government bond yielded a transistor sized 1.1% and the equity market hovered near the lows set in 1992, 1995 and early 1998.

However, during late June some constructive measures began to emerge because fears of Japan's deflationary cycle spreading around the globe raised sharp criticism from U.S., Asia and Europe. China and the rest of Asia officially complained of Japan's lack of action and President Clinton and Chinese officials declared that the yuan will not be devalued in an attempt to regain some confidence in the local markets. With this political agreement in June, U.S. and Japan made a coordinated currency intervention defending the rapidly weakening yen. Authorities believed that this currency intervention would send a strong message to the markets that Japan would take necessary action to renew faith for the rapidly depreciating currency and ever stagnant economy. In a largely public gesture, U.S. Treasury Vice Secretary Summers visited Japan in order to strongly encourage Japan to resolve its financial problems. With the Upper House Elections looming on July 12, the Japanese government finally proclaimed a new "Bridge Bank" for non-performing loans and hints of permanent corporate and individual tax cuts were voiced by the leading political party members. The result of these more favorable developments fueled some short covering and the equity market rebounded sharply during the last several days in June.

Importantly, while there are some encouraging signs of real change including the recent resounding defeat of the LDP, we remain cautious on the actual process by which these changes will be implemented. In our view, the coordinated intervention between the U.S. and Japan was more a symbol for a pact between Japan and the U.S. that real measures to address Japan's ailing economy will immediately occur. Unsurprisingly, shortly after the currency intervention, details of the

"Total Plan," "Bridge Bank" and permanent tax cuts made daily headlines in the media. In reality, the tax cuts and additional public works spending will mean a ballooning budget deficit and therefore will likely hit a political wall. We are also unclear how the "Bridge Bank" will actually work and whether such a program can be effectively managed at a time when Japan lacks strong political leadership. It is also evident to us that Japan's traditional political system will be tested in light of these Government proclamations. In particular, the public will increasingly demand a clear explanation of the rising deficit spending to accommodate these initiatives at a time of economic weakness and Government revenue short falls. The weakness of the yen should be net positive for our core holdings in international blue chips but we have found no evidence to date that exporters have used this opportunity to grow their exports for fear of renewed backlash from the U.S. and Europe. In other words, the weak yen is not yet exploited by the most productive sectors of the Japanese economy to spur gross domestic product growth.

Japan is in critical shape and public lack of satisfaction with the government is actively becoming voiced as evidenced by July 12 election results. We believe authorities sense that unless meaningful and concrete steps are taken immediately Japan will fall further into an abyss. We are cautiously optimistic that there are emerging signs of a spark at the end of a long dark tunnel. Our Fund, however, will continue to overweight defensive globally competitive blue chips with some earnings momentum and reasonable valuation. We believe it is prudent to limit holdings in domestic economically sensitive sectors until a meaningful and transparent process to invigorate the domestic economy becomes clearer and better articulated.

REST OF ASIA

The performance of the Fund's holdings in Hong Kong contributed positively to the Fund. The continued slide in the yen forced additional pressure on the Hong Kong/U.S. dollar peg throughout the second quarter, pressure which directly translated into higher interest rates in Hong Kong. The Hong Kong stock market is dominated by interest rate sensitive counters such as property and banking shares, which led the decline of the overall market. The Fund has avoided such stocks since the start of the year, concentrating its attention on companies with low financial gearing and stable cash flows. Key Fund holdings such as CLP Holdings, Hong Kong Telecommunications and Hong Kong & China Gas all held up in the weak market. The one significant banking share the Fund does hold, HSBC, derives an increasing amount of its revenue stream from outside Hong Kong and as such has earnings insulated from Hong Kong's economy.

Security selection in Malaysia also had a significant impact on the Fund's outperformance. The Fund was concentrated in consumer oriented stocks such as Rothman's and Nestle, which have dominant market share and the ability to pass along price increases directly to the consumer. The market's decline was led by companies with highly leveraged balance sheets and uncertain cash flows, as well as the banks which had made the loans to those same companies. The Fund avoided companies with either of those criteria in the first half of 1998.

Security selection in the Philippines made one of the largest negative contributions to Fund's performance. This was largely due to the steep decline in the Fund's large holding in Music Corp., a designer of content addressable memory chips for computer networks. Delays in its next generation of products forced the stock down, as did the indefinite postponement of its NASDAQ listing.

STRATEGY

The +9.8% rally in the Asian markets in the first quarter of 1998 proved short-lived as the MSCI All Country Far East Free ex-Japan Index fell 33.0% in the second quarter of 1998. This sharp decline has led to a deterioration in the year-to-date performance to -26.9%, and marks the lowest level the index has reached since early 1991.

Individual country performance proved to be similarly negative, as eight of the nine component countries of the All Country Far East Free ex-Japan Index posted losses. The best performing markets were Korea, which managed a 5.6% return year-to-date, and the Philippines with a -4.1% fall in that same period. The most severe declines were registered in Indonesia, China and Singapore, which fell -57.9%, -35.3% and -33.8%, respectively.

The inability of the Japanese government to address the looming disaster in its financial sector and the corresponding depreciation of the yen against the U.S. dollar weighed heavily on the Asian markets in the second quarter. Aside from the obvious impact of decreased competitiveness on international markets against Japanese goods for Asian exports, the depreciation combined with the timid Japanese consumer have sharply curtailed Japanese imports of Asian goods. Furthermore, the Japanese banks which had built up enormous exposure to Asian corporate debt over the last decade have begun calling in their loans at a rapid level, further contributing to the liquidity crunch haunting the region.

On a country-by-country basis, there are a number of situations which are worthwhile examining in closer detail. Although we retain the view that the Chinese government will not devalue the yuan (and consequently the Hong Kong dollar) in the short term, there are increasing pressures building up in China which will escalate the costs this decision makes on the Chinese economy. The competitiveness of Chinese exports have been seriously undermined by the regional currency depreciations, with forthcoming consequences for both the level of exports and the profitability of the export sector. Equally, if not more important, imports in China have gained significant ground at the expense of domestic companies. This slowdown comes at a time when the Chinese leadership desperately needs growth throughout the economy to soak up redundant employees from the restructuring of the State Owned Enterprises. Furthermore, inward Foreign Direct Investment is also likely to decline sharply as flows from Hong Kong and Japan evaporate. The impact of a yuan devaluation in the near term would be negative for Asia, most likely resulting in the Hong Kong dollar/U.S. dollar peg breaking and a further round of devaluation throughout the region.

A slowing Chinese economy is just one factor that is likely to force a further deterioration of the Hong Kong economy. Reported gross domestic product growth in the first quarter of 1998 was -2%, and with further negative growth probable in the second quarter of 1998 Hong Kong could be entering into a full blown recession. Unemployment jumped to 3.5%, very high by Hong Kong standards, and the overnight rate hit 10% by mid-June, showing further doubt in the Hong Kong dollar/U.S. dollar currency peg. The destruction of wealth in property and equities, as well as the steep decline in tourism, have forced retail sales down over 10% in the first quarter of 1998. This deflation, combined with high interest rates, is a lethal mixture for the property sector, which has fallen 40% already yet still remains ridiculously expensive by world standards. The impact on the economy will continue to be severe.

Accurate forecasts of Indonesia's growth have become even more difficult since the departure of long term leader Suharto. His appointee, Vice President B.J. Habibie, originally seen as merely a caretaker, continues to solidify his power with the ruling Golkar party in Jakarta. Although the riots and demonstrations which forced Suharto from power have subsided, distrust of the government remains simmering just below the surface. Equally serious, the depreciation of the rupiah, combined with a drought brought on by El Nino, indicate that simply feeding the 200 million people of this country could prove to be difficult. The situation is exacerbated by the flight of many of the ethnic Chinese who dominated the Indonesian economy but were targeted for racial attacks during the riots earlier this year. Without their capital and commercial expertise, distribution of even simple products will remain extremely difficult in the rural areas. Inflation is also becoming a serious problem, to add to the country's ills. Despite extremely cheap valuations, almost ridiculous in U.S. dollar terms, the macroeconomic and political risks in Indonesia remain immense.

Korea on the other hand has taken the lead in confronting its problems and trying to work through its version of the Asian financial crisis. Its Financial Supervisory Commission, composed of a mixture of leaders from the public and private sector, has set an aggressive timetable for dealing with financial
sector reform and corporate restructuring.   Furthermore, the Korea Asset
Management Corporation (KAMC) is in the final stages of formation, a government owned entity which will be charged with acquiring the bad debt from the banking sector in exchange for bonds drawn on the KAMC. The government has also built up over 40 billion U.S. dollars in foreign reserves, while the Korean current account surplus has reached $23 billion U.S. dollars. Though immense problems remain in the economy, the first steps have been taken to address them.

In order for there to be a true end to this financial crisis the countries of the region must address directly the failures in their own economies. Although the problems in Japan have proven to be the most recent catalyst, it is important to note that the situation in Asia, and the seeds of its eventual recovery are based within the countries themselves. The International Monetary Fund has instituted an initial cleansing of the banking systems in the countries under its care, but a great deal of work domestically needs to be accomplished. The capability and desire of banks to make loans on an economic basis, and the regulatory framework for such an environment have to occur fundamentally at the local level. A plan has to be made and followed about how each individual country can address the upwards of 20% non-performing loans in their system. On the non-financial side, manufacturing over-capacity must be shuttered and demand stimulated at the domestic level for products. And finally, corporations must be restructured to place a greater emphasis on shareholder's return for the region to attract the capital and expertise essential to the rebuilding process.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Vinod Sethi and John R. Alkire continue to share primary responsibility for the day-to-day management of the Fund's assets. In addition, effective August 1, 1998 Timothy
D. Jensen and Ashutosh Sinha have also assumed primary responsibility for the day-to-day management of the Fund's assets. Timothy Jensen joined MSAM in 1998. He is a Principal and a member of MSAM's emerging markets group focusing primarily on the East Asian markets. Prior to joining MSAM, he was a Partner at Ardsley Partners, where he managed a portion of the emerging markets assets. Prior to that, he was a Vice President at Bankers Trust, where he was responsible for management of a Latin American equity portfolio. Ashutosh Sinha joined the Adviser in 1995. He is a Vice President and a member of MSAM's emerging markets group focusing primarily on the East Asian and Middle Eastern markets. Prior to joining MSAM, he spent two years at SBI Funds Management Ltd., where he was an analyst for the India Magnum Fund. Previous to that, he worked for three years as a consultant for Citicorp Overseas Software Ltd.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                          TOTAL RETURN (%)
HISTORICAL                              -------------------------------------------------------------------------------------
INFORMATION                                  MARKET VALUE (1)            NET ASSET VALUE (2)                 INDEX (3)
                                        --------------------------    -------------------------     -------------------------
                                                          AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL
                                        ----------        -------     ----------        -------     ----------        -------
               Fiscal Year to Date          -13.34%            --          -9.24%            --          -7.82%            --
               One Year                     -38.41         -38.41%        -39.03         -39.03%        -37.90         -37.90%
               Since Inception*             -45.98+        -14.56+        -33.29+         -9.83+        -41.46         -12.80


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                      [GRAPH]




                                                            YEAR ENDED DECEMBER 31,                 SIX MONTHS
                                                                                                      ENDED
                                                                                                     JUNE 30,
                                           1994*          1995           1996           1997           1998
                                        ----------     ----------     ----------     ----------    -----------
     Net Asset Value Per Share . . .     $  13.20       $  14.34       $  11.95        $  8.77        $  7.95
     Market Value Per Share  . . . .     $  12.25       $  13.33       $   9.75        $  7.44        $  6.44
     Premium/(Discount). . . . . . .         -7.2%          -7.0%         -18.4%         -15.2%         -19.0%
     Income Dividends. . . . . . . .     $   0.04       $   0.05       $   0.61        $  0.02        $  0.01
     Capital Gains Distributions . .     $   0.01       $   0.02             --             --             --
     Fund Total Return (2) . . . . .        -5.94%          9.24%         -2.87%+       -26.36%         -9.24%
     Index Total Return (3). . . . .        -5.90%          0.87%         -9.17%        -28.09%         -7.82%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month.
  *  The Fund commenced operations on August 2, 1994.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Asia-Pacific Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS


                                      [CHART]

Short-term investments                  (15.5%)
Equity Securities                       (84.5%)

--------------------------------------------------------------------------------
SECTORS


                                      [CHART]

Automobiles                              (4.2%)
Banking                                  (4.1%)
Beverages & Tobacco                      (4.5%)
Chemicals                                (5.5%)
Electrical & Electronics                (13.0%)
Electronic Components & Instruments      (5.8%)
Health & Personal Care                   (4.4%)
Machinery & Engineering                  (5.9%)
Telecommunications                       (4.5%)
Utilities -- Electrical & Gas            (4.0%)
Other                                   (44.1%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS


                                      [CHART]


Japan                                   (45.6%)
India                                   (11.7%)
Hong Kong                                (7.8%)
Australia                                (4.9%)
Malaysia                                 (3.7%)
Singapore                                (2.7%)
Pakistan                                 (2.5%)
Thailand                                 (1.5%)
Indonesia                                (1.4%)
United Kingdom                           (1.1%)
Other                                   (17.1%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
      1.  Housing Development Finance Corp., Ltd. (India)          3.0%
      2.  Bharat Heavy Electricals Ltd. (India)                    3.0
      3.  Hong Kong Telecommunications Ltd. (Hong Kong)            2.2
      4.  Container Corp. of India Ltd. (India)                    2.0
      5.  Sony Corp. (Japan)                                       2.0
      6.  Nintendo Ltd. (Japan)                                    2.0
      7.  CLP Holdings Ltd. (Hong Kong)                            1.9
      8.  Ricoh Co., Ltd. (Japan)                                  1.5
      9.  National Australia Bank Ltd. (Australia)                 1.5
     10.  Lever Brothers Pakistan Ltd. (Pakistan)                  1.5
                                                                  ----
                                                                  20.6%
                                                                  ----
                                                                  ----


* Excludes short-term investments.

FINANCIAL STATEMENTS
------
STATEMENT OF NET ASSETS (UNAUDITED)
------
JUNE 30, 1998

                                                                         VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (84.5%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUSTRALIA (4.9%)
BANKING
     National Australia Bank Ltd.                    636,000      U.S.$  8,399
     Westpac Banking Corp., Ltd.                   1,054,000             6,437
                                                                  ------------
                                                                        14,836
                                                                  ------------
BROADCASTING & PUBLISHING
     News Corp., Ltd.                                527,600             4,311
                                                                  ------------
REAL ESTATE
     Lend Lease Corp., Ltd.                          109,000             2,207
                                                                  ------------
TELECOMMUNICATIONS
     Telstra Corp.,Ltd.                            1,798,000             4,615
                                                                  ------------
TRANSPORTATION - ROAD & RAIL
     Brambles Industries Ltd.                        104,200             2,047
                                                                  ------------
                                                                        28,016
                                                                  ------------
--------------------------------------------------------------------------------
HONG KONG (7.8%)
BROADCASTING & PUBLISHING
     Television Broadcasts Ltd.                    1,207,000             3,193
                                                                  ------------
MULTI-INDUSTRY
     Hutchison Whampoa Ltd.                          750,200             3,960
                                                                  ------------
REAL ESTATE
     Li & Fung Ltd.                                1,060,000             1,710
                                                                  ------------
TELECOMMUNICATIONS
     Hong Kong Telecommunications Ltd.             6,617,800            12,428
                                                                  ------------
UTILITIES -- ELECTRICAL & GAS
     CLP Holdings Ltd.                             2,346,000            10,688
     Hong Kong & China Gas Co., Ltd.               5,346,000             6,072
  (a)Hong Kong & China Gas Co., Ltd.
       (Warrants), expiring 9/30/99                  243,000                17
     Hong Kong Electric Holdings Ltd.              1,875,000             5,808
                                                                  ------------
                                                                        22,585
                                                                  ------------
                                                                        43,876
                                                                  ------------
--------------------------------------------------------------------------------
INDIA (11.7%)
APPLIANCES & HOUSEHOLD DURABLES
     Supreme Industries Ltd.                             150                 1
                                                                  ------------
AUTOMOBILES
     Autolite Ltd.                                       500                --@
  (a)Autopal Industries Ltd.                             100                --@
     Bajaj Auto Ltd.                                     250                 3
     Bajaj Tempo Ltd.                                    707                 3
(a,c)Bajaj Tempo Ltd. (Rights)                         1,717                 2
  (a)Escorts Ltd.                                      1,600                 3
     Hero Honda Ltd.                                 263,328             5,437
     MRF Ltd.                                         18,000               820
                                                                  ------------
                                                                         6,268
                                                                  ------------

--------------------------------------------------------------------------------
BANKING
     Industrial Finance Corp., (India) Ltd.            1,800      U.S.$      1
     State Bank of India Ltd.                        273,712             1,364
                                                                  ------------
                                                                         1,365
                                                                  ------------
BEVERAGES & TOBACCO
     ITC Ltd.                                         17,203               265
                                                                  ------------
BUILDING MATERIALS & COMPONENTS
     Associated Cement Co., Ltd.                         910                26
     Panyam Cements & Mineral Industries Ltd.             15                --@
     Saurashtra Cement & Chemicals Ltd.                   50                --@
                                                                  ------------
                                                                            26
                                                                  ------------
CHEMICALS
     Birla VXL Ltd.                                      125                --@
     Gujarat Narmada Valley
       Fertilizers Co., Ltd. GDR 144A                275,000               551
     Gujarat Narmada Valley
       Fertilizers Co., Ltd.                             324                --@
     Indian Petro Chemical Corp., Ltd.                   310                --@
     Jaysynth Dyechem Ltd.                               400                --@
                                                                  ------------
                                                                           551
                                                                  ------------
CONSTRUCTION & HOUSING
     Alacrity Housing Ltd.                           127,600                 7
     Hindustan Construction Ltd.                       2,300                 1
     Hindustan Development
       Corp., Ltd.                                    66,580                15
                                                                  ------------
                                                                            23
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
     Infosys Technology Ltd.                          44,200             2,317
                                                                  ------------
ENERGY EQUIPMENT & SERVICES
     Bharat Heavy Electricals Ltd.                 2,881,000            16,712
                                                                  ------------
ENERGY SOURCES
(a)Esab India Ltd.                                   346,865               625
                                                                  ------------
FINANCIAL SERVICES
     Housing Development
       Finance Corp., Ltd.                           238,282            16,820
     UTI MasterShares Ltd.                            22,750                 7
                                                                  ------------
                                                                        16,827
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
     Smithkline Beecham
       Consumer Health Care Ltd.                     384,600             3,519
                                                                  ------------
HEALTH & PERSONAL CARE
     Sun Pharmaceutical Industries Ltd.                  100                 1
                                                                  ------------
INDUSTRIAL COMPONENTS
     Apollo Tyres Ltd.                               401,575               834
(a,b)Apollo Tyres Ltd. (Warrants)                      2,150                --@
     Essel Packaging Ltd.                                 50                --@
     KEC International Ltd.                               50                --@
                                                                  ------------
                                                                           834
                                                                  ------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------
INDIA (CONTINUED)
LEISURE & TOURISM
     ITC Hotels Ltd.                                     650      U.S.$      1
                                                                  ------------
MACHINERY & ENGINEERING
     Crompton Greaves Ltd.                                50                --@
     DGP Windsor India Ltd.                          203,900                71
     Veejay Lakshmi Engineering Ltd.                 149,100                74
                                                                  ------------
                                                                           145
                                                                  ------------
METALS - STEEL
     Tata Iron & Steel Co., Ltd.                         250                 1
(a,b)Tata SSL Ltd. - New                                  50                --@
                                                                  ------------
                                                                             1
                                                                  ------------
MISCELLANEOUS MATERIALS & COMMODITIES
     Vikas WSP Ltd.                                  115,000               271
                                                                  ------------
MULTI-INDUSTRY
     JK Corp Ltd.                                        100                --@
     JK Corp. Ltd. GDR 144A                          249,240                95
(a,d)Morgan Stanley Growth Fund                   32,892,200             4,654
  (a)Voltas Ltd.                                          50                --@
                                                                  ------------
                                                                         4,749
                                                                  ------------
TEXTILES & APPAREL
  (a)G.T.N. Textiles Ltd.                             14,400                11
  (a)Garware Plastics & Polyester Ltd.                    39                --@
  (a)J.K. Synthetics Ltd.                              2,984                --@
     Mahavir Spinning Mills Ltd.                         150                --@
     Raymond Ltd.                                        136                --@
(a,b)Viniyoga Clothes Ltd.                             5,400                --@
                                                                  ------------
                                                                            11
                                                                  ------------
TRANSPORTATION - ROAD & RAIL
     Container Corp. of India Ltd.                 1,059,600            11,421
                                                                  ------------
TRANSPORTATION - SHIPPING
     Great Eastern Shipping Ltd.                       2,640                 2
                                                                  ------------
                                                                        65,935
                                                                  ------------
--------------------------------------------------------------------------------
INDONESIA (1.4%)
BEVERAGES & TOBACCO
     Bat Indonesia                                   294,500               519
     Gudang Garam (Foreign)                        4,441,500             2,620
                                                                  ------------
                                                                         3,139
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
     Unilever Indonesia                            2,413,500             4,581
                                                                  ------------
HEALTH & PERSONAL CARE
     SQUIBB Indonesia                                 49,000                24
                                                                  ------------
                                                                         7,744
                                                                  ------------
--------------------------------------------------------------------------------
JAPAN (45.6%)
APPLIANCES & HOUSEHOLD DURABLES
     Rinnai Corp.                                    160,700             2,435
                                                                  ------------
AUTOMOBILES
     Nissan Motor Co.                              1,620,000             5,107
     Suzuki Motor Co., Ltd.                          570,000             5,181
     Toyota Motor Corp.                              270,000             6,993
                                                                  ------------
                                                                        17,281
                                                                  ------------
BUILDING MATERIALS & COMPONENTS
     Sangetsu Co., Ltd.                              147,000      U.S.$  1,898
     Sanwa Shutter Corp., Ltd.                       582,000             2,561
                                                                  ------------
                                                                         4,459
                                                                  ------------
BUSINESS & PUBLIC SERVICES
     Dai Nippon Printing Co., Ltd.                   270,000             4,314
                                                                  ------------
CHEMICALS
     Daicel Chemical Industries Ltd.               1,440,000             3,054
     Fuji Photo Film Ltd.                            222,000             7,735
     Kaneka Corp.                                    899,000             4,734
     Mitsubishi Chemical Industries                1,760,000             3,187
     Nifco, Inc.                                     330,000             2,619
     Okura Industrial Co., Ltd.                      407,000             1,072
     Sekisui Chemical Co.                            623,000             3,191
     Shin-Etsu Polymer Co., Ltd.                      15,000                60
                                                                  ------------
                                                                        25,652
                                                                  ------------
CONSTRUCTION & HOUSING
     Kyudenko Co., Ltd.                              389,000             2,548
     Sekisui House Ltd.                              387,000             3,001
                                                                  ------------
                                                                         5,549
                                                                  ------------
DATA PROCESSING & REPRODUCTION
     Fujitsu Ltd.                                    760,000             8,005
     Nissha Printing Co., Ltd.                       105,000               644
     Ricoh Co., Ltd.                                 816,000             8,600
                                                                  ------------
                                                                        17,249
                                                                  ------------
ELECTRICAL & ELECTRONICS
     Canon, Inc.                                     362,000             8,226
     Hitachi Ltd.                                  1,085,000             7,084
     Kyocera Corp.                                   100,000             4,891
     Matsushita Electric Industrial
       Co., Ltd.                                     482,000             7,754
     NEC Corp.                                       835,000             7,789
     Nintendo Ltd.                                   120,000            11,124
     Sony Corp.                                      130,000            11,207
     Tokyo Electron Ltd.                             163,000             4,997
     Toshiba Corp.                                 1,930,000             7,894
                                                                  ------------
                                                                        70,966
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
     Mitsumi Electric Co., Ltd.                      403,000             7,123
     Murata Manufacturing Co.                        180,000             5,843
     TDK Corp.                                       103,000             7,616
                                                                  ------------
                                                                        20,582
                                                                  ------------
FINANCIAL SERVICES
     Hitachi Credit Corp.                            218,000             3,672
                                                                  ------------
HEALTH & PERSONAL CARE
     Ono Pharmaceutical Co., Ltd.                    100,000             2,395
     Sankyo Co., Ltd.                                333,000             7,591
     Yamanouchi Pharmaceutical
       Co., Ltd.                                     315,000             6,567
                                                                  ------------
                                                                        16,553
                                                                  ------------
INDUSTRIAL COMPONENTS
     Furakawa Electric Co.                         1,083,000             3,649
                                                                  ------------
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
INSURANCE
     Sumitomo Marine & Fire Co.                      492,000      U.S.$  2,754
                                                                  ------------
MACHINERY & ENGINEERING
     Amada Co., Ltd.                                 882,000             4,295
     Daifuku Co., Ltd.                               626,000             2,335
     Daikin Kogyo Co.                                623,000             4,018
     Fuji Machine Co.                                269,000             7,141
     Fujitec Co., Ltd.                               510,000             3,090
     Kurita Water Industries Ltd.                    304,000             3,597
     Mitsubishi Heavy Industries Ltd.              1,300,000             4,914
     Tsubakimoto Chain Co.                           872,000             2,925
                                                                  ------------
                                                                        32,315
                                                                  ------------
MERCHANDISING
     Family Mart Co., Ltd.                            87,200             3,321
                                                                  ------------
MISCELLANEOUS MATERIALS & COMMODITIES
     Autobacs Seven Co.                               50,000             1,432
     Nippon Pillar Packing Co.                       157,000               589
                                                                  ------------
                                                                         2,021
                                                                  ------------
MULTI-INDUSTRY
     Lintec Corp.                                    150,000             1,309
                                                                  ------------
REAL ESTATE
     Keihanshin Real Estate Co.                      205,000               759
     Mitsubishi Estate Co., Ltd.                     415,000             3,652
                                                                  ------------
                                                                         4,411
                                                                  ------------
RECREATION -- OTHER CONSUMER GOODS
     Casio Computer Co., Ltd.                        522,000             4,854
     Yamaha Corp.                                    299,000             2,912
                                                                  ------------
                                                                         7,766
                                                                  ------------
TELECOMMUNICATIONS
     Nippon Telephone & Telegraph Corp.                  932             7,732
                                                                  ------------
TEXTILES & APPAREL
     Shimamura Co., Ltd.                              78,900             2,135
                                                                  ------------
WHOLESALE & INTERNATIONAL TRADE
     Inabata & Co.                                   406,000             1,254
                                                                  ------------
                                                                       257,379
                                                                  ------------
--------------------------------------------------------------------------------
MALAYSIA (3.7%)
BEVERAGES & TOBACCO
     Carlsberg Brewery Malaysia Bhd                1,712,000             5,198
     Guinness Anchor Bhd                           3,592,000             3,808
     R.J. Reynolds Bhd                             1,714,000             2,375
     Rothmans of Pall Mall Bhd                       616,600             4,271
                                                                  ------------
                                                                        15,652
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
     Nestle Bhd                                    1,194,000             5,409
                                                                  ------------
                                                                        21,061
                                                                  ------------
--------------------------------------------------------------------------------
NEW ZEALAND (0.5%)
     Forest Products & Paper
     Fletcher Challenge Forests                       79,520       U.S.$    45
     Fletcher Challenge Paper                      1,988,000             2,210
                                                                  ------------
                                                                         2,255
                                                                  ------------
TELECOMMUNICATIONS
     Telecom Corp. of New Zealand Ltd.               246,000               527
                                                                  ------------
                                                                         2,782
                                                                  ------------
--------------------------------------------------------------------------------
PAKISTAN (2.5%)
BANKING
     Askari Bank                                   2,843,925               842
                                                                  ------------
CHEMICALS
     Engro Chemicals Ltd.                            916,490               974
     Fauji Fertilizer Co., Ltd.                    1,124,000             1,213
  (a)ICI Pakistan Ltd.                             4,500,000             1,161
                                                                  ------------
                                                                         3,348
                                                                  ------------
ENERGY SOURCES
     Shell Pakistan Ltd.                             499,600             1,604
                                                                  ------------
HEALTH & PERSONAL CARE
     Lever Brothers Pakistan Ltd.                    442,880             8,348
                                                                  ------------
                                                                        14,142
                                                                  ------------
--------------------------------------------------------------------------------
PHILIPPINES (0.9%)
BEVERAGES & TOBACCO
     LA Tondena Distillers, Inc.                   2,652,600             1,336
     San Miguel Corp. 'B'                            990,200             1,306
                                                                  ------------
                                                                         2,642
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
     Ionics Circuit, Inc.                          1,521,300               484
  (a)Music Corp.                                   4,330,600               384
                                                                  ------------
                                                                           868
                                                                  ------------
REAL ESTATE
     Ayala Land, Inc. 'B'                                  1                --@
     SM Prime Holdings, Inc. 'B'                   9,637,680             1,525
                                                                  ------------
                                                                         1,525
                                                                  ------------
                                                                         5,035
                                                                  ------------
--------------------------------------------------------------------------------
SINGAPORE (2.7%)
BEVERAGES & TOBACCO
     Rothmans Industries Ltd.                        838,000             3,720
                                                                  ------------
BROADCASTING & PUBLISHING
     Singapore Press Holdings Ltd.                    61,100               409
                                                                  ------------
BUSINESS & PUBLIC SERVICES
     Informatics Holdings Ltd.                       849,000               193
                                                                  ------------
ELECTRICAL & ELECTRONICS
     Venture Manufacturing Ltd.                      643,000             1,218
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  (a)Creative Technology Ltd.                        263,700             3,263
     Natsteel Electronics Ltd.                     3,201,000             5,362
                                                                  ------------
                                                                         8,625
                                                                  ------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                      SHARES             (000)
--------------------------------------------------------------------------------
SINGAPORE (CONTINUED)
MACHINERY & ENGINEERING
  (a)Singapore Technologies Engineering Ltd.       1,343,000      U.S.$    946
                                                                  ------------
                                                                        15,111
                                                                  ------------
--------------------------------------------------------------------------------
SRI LANKA (0.2%)
CHEMICALS
     Lanka Lubricants Ltd.                         1,800,000             1,376
                                                                  ------------
--------------------------------------------------------------------------------
THAILAND (1.5%)
BROADCASTING & PUBLISHING
     BEC World
       Public Co., Ltd. (Foreign)                  1,629,400             6,216
     Grammy Entertainment Public Co., Ltd.
       (Foreign)                                     259,200               602
                                                                  ------------
                                                                         6,818
                                                                  ------------
ELECTRICAL & ELECTRONICS
(a,b)GSS Array Technology Public Co. Ltd.
     (Foreign)                                       466,200             1,105
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
     Delta Electronics
       Public Co., Ltd. (Foreign)                     82,500               469
                                                                  ------------
                                                                         8,392
                                                                  ------------
--------------------------------------------------------------------------------
UNITED KINGDOM (1.1%)
BANKING
     HSBC Holdings plc                               252,600             6,178
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (Cost U.S.$599,914)                                               477,027
                                                                  ------------
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
--------------------------------------------------------------------------------
INDIA (0.0%)
METALS -- STEEL
  (b)Tata SSL Ltd. - New 14.00%,
     12/6/02 (Cost U.S.$2)                      INR        2                 1
                                                                  ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (14.8%)
--------------------------------------------------------------------------------
UNITED STATES (14.8%)
REPURCHASE AGREEMENT
     Chase Securities, Inc. 5.40%,
     dated 6/30/98, due 7/1/98,
     to be repurchased at U.S.$83,411,
     collateralized by U.S.$75,785,
     United States Treasury Notes,
     7.00%, due 7/15/06, valued at
     U.S.$85,204
     (Cost U.S.$83,398)                         U.S.$ 83,398            83,398
                                                                  ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
     CUSTODIAN (0.7%)
     Australian Dollar                          AUD        7      U.S.$      4
     Hong Kong Dollar                           HKD    2,975               384
     Indian Rupee                               INR   33,431               789
     Indonesian Rupiah                          IDR       22                --@
     Japanese Yen                               JPY  166,258             1,199
     Malaysian Ringgit                          MYR    1,354               326
     New Zealand Dollar                         NZD       20                10
     Pakistani Rupee                            PKR   62,122             1,348
     Philippine Peso                            PHP      434                11
     Singapore Dollar                           SGD       76                45
     Sri Lankan Rupee                           LKR    1,760                27
     Thai Baht                                  THB      816                19
                                                                  ------------
     (Cost U.S.$4,236)                                                   4,162
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS  (100.0%)
     (Cost $687,550)                                                   564,588
                                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.5%)
     Cash                                       U.S.$      7
     Dividends Receivable                              1,574
     Receivable for Investments Sold                     936
     Foreign Withholding Tax Reclaim
       Receivable                                        449
     Interest Receivable                                  13
     Deferred Organization Costs                          12
     Other Assets                                         95             3,086
                                                ------------      ------------
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
     Payable For:
       Investments Purchased                         (1,023)
       Dividends Declared                              (638)
       Custodian Fees                                  (596)
       Investment Advisory Fees                        (459)
       Shareholder Reporting Expenses                  (119)
       Professional Fees                               (106)
       Directors' Fees and Expenses                     (69)
       Administrative Fees                              (49)
       Fund Shares Redeemed                              (7)
       Net Unrealized Loss on Foreign
          Currency Exchange Contracts                    (2)
     Other Liabilities                                 (100)           (3,168)
                                                ------------      ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 70,987,808, issued and
     outstanding U.S.$0.01 par value shares
     (100,000,000 shares authorized)                              U.S.$564,506
                                                                  ------------
                                                                  ------------
--------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE                                    U.S.$   7.95
                                                                  ------------
                                                                  ------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                        AMOUNT
                                                                         (000)
--------------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
     Common Stock                                              U.S.$      710
     Capital Surplus                                                  923,387
     Accumulated Net Investment Loss                                   (3,497)
     Accumulated Net Realized Loss                                   (233,459)
     Unrealized Depreciation on Investments and
       Foreign Currency Translations (net of
       accrued foreign tax of U.S.$374 on
       unrealized appreciation)                                      (122,635)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS                                          U.S.$  564,506
                                                               --------------
                                                               --------------
--------------------------------------------------------------------------------

      (a)  --  Non-income producing
      (b)  --  Security valued at fair value - see note A-1 to financial statements.
      (c)  --  Security valued at fair value as determined based on the market value of the underlying security less subscription costs.
      (d)  --  The Fund is advised by an affiliate.
        @  --  Amount is less than U.S.$500.
     144A  --  Certain conditions for public sale may exist.
     GDR   --  Global Depositary Receipt
     Note: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
     Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                   IN                         NET
    TO                                    EXCHANGE                   UNREALIZED
  DELIVER       VALUE     SETTLEMENT        FOR          VALUE         LOSS
   (000)        (000)        DATE          (000)         (000)         (000)
----------   ----------   ----------      --------     ----------    ----------
U.S.$  555   U.S.$  555     07/01/98      SGD  934     U.S.$  553    U.S.$  (2)
             ----------                                ----------    ----------
             ----------                                ----------    ----------

--------------------------------------------------------------------------------
JUNE 30, 1998 EXCHANGE RATES:
--------------------------------------------------------------------------------
AUD    Australian Dollar                               1.613   =  U.S. $  1.00
HKD    Hong Kong Dollar                                7.748   =  U.S. $  1.00
INR    Indian Rupee                                   42.400   =  U.S. $  1.00
IDR    Indonesian Rupiah                          14,750.000   =  U.S. $  1.00
JPY    Japanese Yen                                  138.620   =  U.S. $  1.00
MYR    Malaysian Ringgit                               4.150   =  U.S. $  1.00
NZD    New Zealand Dollar                              1.925   =  U.S. $  1.00
PKR    Pakistani Rupee                                46.105   =  U.S. $  1.00
PHP    Philippine Peso                                41.700   =  U.S. $  1.00
SGD    Singapore Dollar                                1.690   =  U.S. $  1.00
LKR    Sri Lankan Rupee                               65.400   =  U.S. $  1.00
THB    Thai Baht                                      42.200   =  U.S. $  1.00
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1998

                                                                       PERCENT
                                                            VALUE       OF NET
INDUSTRY                                                    (000)       ASSETS
--------------------------------------------------------------------------------
Appliances & Household Durables                      U.S.$  2,436         0.4%
Automobiles                                                23,549         4.2
Banking                                                    23,221         4.1
Beverages & Tobacco                                        25,418         4.5
Broadcasting & Publishing                                  14,731         2.6
Building Materials & Components                             4,485         0.8
Business & Public Services                                  4,507         0.8
Chemicals                                                  30,927         5.5
Construction & Housing                                      5,572         1.0
Data Processing & Reproduction                             17,249         3.0
Electrical & Electronics                                   73,289        13.0
Electronic Components & Instruments                        32,861         5.8
Energy Equipment & Services                                16,712         3.0
Energy Sources                                              2,229         0.4
Financial Services                                         20,499         3.6
Food & Household Products                                  13,509         2.4
Forest Products & Paper                                     2,255         0.4
Health & Personal Care                                     24,926         4.4
Industrial Components                                       4,483         0.8
Insurance                                                   2,754         0.5
Leisure & Tourism                                               1         0.0
Machinery & Engineering                                    33,406         5.9
Merchandising                                               3,321         0.6
Metals -- Steel                                                 2         0.0
Miscellaneous Materials & Commodities                       2,292         0.4
Multi-Industry                                             10,018         1.8
Real Estate                                                 9,853         1.7
Recreation -- Other Consumer Goods                          7,766         1.4
Telecommunications                                         25,302         4.5
Textiles & Apparel                                          2,146         0.4
Transportation -- Road & Rail                              13,468         2.4
Transportation -- Shipping                                      2         0.0
Utilities -- Electrical & Gas                              22,585         4.0
Wholesale & International Trade                             1,254         0.2
Other                                                      87,560        15.5
                                                   --------------       -----
                                                   U.S.$  564,588       100.0%
                                                   --------------       -----
                                                   --------------       -----
--------------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1998

                                                                      PERCENT
                                                            VALUE      OF NET
COUNTRY                                                     (000)      ASSETS
--------------------------------------------------------------------------------
Australia                                           U.S.$  28,016         4.9%
Hong Kong                                                  43,876         7.8
India                                                      65,936        11.7
Indonesia                                                   7,744         1.4
Japan                                                     257,379        45.6
Malaysia                                                   21,061         3.7
New Zealand                                                 2,782         0.5
Pakistan                                                   14,142         2.5
Phillippines                                                5,035         0.9
Singapore                                                  15,111         2.7
Sri Lanka                                                   1,376         0.2
Thailand                                                    8,392         1.5
United States (short-term investment)                      83,398        14.8
United Kingdom                                              6,178         1.1
Other                                                       4,162         0.7
                                                   --------------       -----
                                                   U.S.$  564,588       100.0%
                                                   --------------       -----
                                                   --------------       -----
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                                                                       SIX MONTHS
                                                                                                                          ENDED
                                                                                                                     JUNE 30, 1998
                                                                                                                       (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                                   (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$    5,823
     Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,763
     Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (579)
----------------------------------------------------------------------------------------------------------------------------------
          Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               7,007
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3,055
     Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 687
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 314
     Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 119
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  94
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  63
     Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  36
     Country Tax Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8
     Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  67
----------------------------------------------------------------------------------------------------------------------------------
          Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               4,443
----------------------------------------------------------------------------------------------------------------------------------
             Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,564
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (80,594)
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,657)
----------------------------------------------------------------------------------------------------------------------------------
          Net Realized Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (84,251)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              22,718
     Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 429
----------------------------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . .              23,147
----------------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . .             (61,104)
----------------------------------------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$  (58,540)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                  SIX MONTHS
                                                                                                     ENDED
                                                                                                 JUNE 30, 1998       YEAR ENDED
                                                                                                  (UNAUDITED)    DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                                   (000)              (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
     Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$   2,564    U.S.$   2,126
     Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (84,251)        (149,087)
     Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . .            23,147          (79,512)
----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Operations. . . . . . . . . . . . . . . . . .           (58,540)        (226,473)
----------------------------------------------------------------------------------------------------------------------------------
Distributions: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (638)          (1,751)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Repurchase of Shares (666,700 shares) . . . . . . . . . . . . . . . . . . . . . . . . .            (4,489)              --
----------------------------------------------------------------------------------------------------------------------------------
     Total Decrease. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (63,667)        (228,224)
Net Assets:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           628,173          856,397
----------------------------------------------------------------------------------------------------------------------------------
     End of Period (including accumulated net investment loss of U.S.$3,497 and U.S.$5,423,
          respectively). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$ 564,506    U.S.$ 628,173
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                 SIX MONTHS
                                                    ENDED                    YEAR ENDED DECEMBER 31,                  PERIOD FROM
SELECTED PER SHARE DATA                         JUNE 30, 1998  ---------------------------------------------     AUGUST 2, 1994* TO
AND RATIOS:                                      (UNAUDITED)           1997           1996              1995     DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . .      U.S.$ 8.77    U.S.$ 11.95    U.S.$ 14.34       U.S.$ 13.20         U.S.$ 14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . .              --             --          (0.01)               --               (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income  . . . . . . . . . . .            0.04           0.03           0.02              0.05                0.05
Net Realized and Unrealized
   Gain (Loss) on Investments  . . . . . . .           (0.86)         (3.19)         (0.33)             1.16               (0.87)
------------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations . . .           (0.82)         (3.16)         (0.31)             1.21               (0.82)
------------------------------------------------------------------------------------------------------------------------------------
Distributions: . . . . . . . . . . . . . . .
   Net Investment Income . . . . . . . . . .           (0.01)         (0.02)         (0.60)            (0.05)              (0.04)
   In Excess of Net Investment Income  . . .              --             --          (0.01)            (0.00)#                --
   In Excess of Net Realized Gain  . . . . .              --             --             --             (0.02)              (0.01)
------------------------------------------------------------------------------------------------------------------------------------
      Total Distributions  . . . . . . . . .           (0.01)         (0.02)         (0.61)            (0.07)              (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
   Shares Issued through Rights Offering . .              --             --          (1.46)               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value due to
   Repurchase of Shares  . . . . . . . . . .            0.01             --             --                --                  --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . .     U.S.$  7.95    U.S.$  8.77    U.S.$ 11.95      U.S.$  14.34        U.S.$  13.20
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . .     U.S.$  6.44    U.S.$  7.44    U.S.$  9.75      U.S.$  13.33        U.S.$  12.25
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value  . . . . . . . . . . . . . .         (13.34)%       (23.46)%       (14.72)%+            9.38%            (12.71)%
   Net Asset Value (1) . . . . . . . . . . .          (9.24)%       (26.36)%        (2.87)%+            9.24%             (5.94)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . .    U.S.$564,506   U.S.$628,173   U.S.$856,397      U.S.$769,414        U.S.$708,323
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . .            1.45%**        1.34%          1.39%             1.36%               1.31%**
Ratio of Net Investment Income to
   Average Net Assets  . . . . . . . . . . .            0.84%**        0.25%          0.16%             0.36%               0.89%**
Portfolio Turnover Rate  . . . . . . . . . .              23%            66%            28%               21%                  2%
------------------------------------------------------------------------------------------------------------------------------------


       *  Commencement of operations
      **  Annualized
       #  Amount is less than U.S.$0.01.
       + This return does not include the effect of the rights issued in connection with the Rights Offering.
     (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-------------

     Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund"), was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

 5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

 7.  SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

 8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

 9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, the timing of the recognition of gains and losses on securities and foreign currency exchange contracts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the six months ended June 30, 1998, the Fund incurred International Custodian fees of $678,000 of which $584,000 was payable to the International Custodian at June 30, 1998. In addition, for the six months ended June 30, 1998, the Fund has earned interest income of $14,000 and incurred interest expense of $1,000 on balances with the International Custodian.

E. During the six months ended June 30, 1998, the Fund made purchases and sales totaling $137,568,000 and $126,815,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. For the six months ended June 30, 1998, the Fund incurred $95,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $683,314,000 and, accordingly, net unrealized depreciation was $122,888,000 of which $30,891,000 related to appreciated securities and $153,779,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of ap-proximately $98,555,000 available to offset future capital gains of which $5,069,000 will expire on December 31, 2003 and $93,486,000 will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. In connection with its organization and initial public offering of shares, the Fund incurred $55,000 and $1,724,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning August 2, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. The Fund issued to its shareholders of record as of the close of business on April 16, 1996 transferable Rights to subscribe for up to an aggregate of 18,000,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $10.00 per share. During May 1996 the Fund issued a total of 18,000,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $820,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $3,062,000, dealer manager fees of $1,650,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $53,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During June 30, 1998, the Board declared a distribution of $0.01 per share, derived from net investment income, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

K. During December 1997, the Board authorized the Fund to repurchase up to 14,331,000 shares of its Common Stock in the open market. During the six months ended June 30, 1998, the Fund repurchased 666,700 shares of its Common Stock at an average price per share of $6.65 and an average discount of 17.90% per share. Such shares are included as authorized but unissued shares of the Fund.

                         L.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Asia-Pacific Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:


                                                                       VOTES IN          VOTES       AUTHORITY        VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      WITHHELD       ABSTAINED
--------                                                               --------         -------      --------       ---------
1.  To elect the following Directors:   Michael F. Klein . . . . . . .49,474,611             --      3,628,290             --
                                        Barton M. Biggs. . . . . . . .49,487,159             --      3,615,747             --
                                        John A. Levin. . . . . . . . .49,488,159             --      3,614,747             --
                                        William G. Morton, Jr. . . . .49,488,059             --      3,614,847             --

2.  To ratify the selection of PricewaterhouseCoopers LLP as
    independent accountants of the Fund. . . . . . . . . . . . . . . .52,195,223        757,911             --        149,768

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley Asia-Pacific Fund, Inc.
                         American Stock Transfer & Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         40 Wall Street
                         New York, NY 10005
                         1-800-278-4353



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